SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement	[_] Soliciting Material Under Rule 14a-12
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials

Dreyer’s Grand Ice Cream, Inc.
(Name of Registrant as Specified In Its Charter)

——————————————————————————————
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Annual Meeting of Stockholders and Proxy Statement

Meeting of May 9, 2001

To the Stockholders of Dreyer’s Grand Ice Cream, Inc.

     You are cordially invited to attend the Annual Meeting of Stockholders of Dreyer’s Grand Ice Cream, Inc. (the “Company”) that will be held at the Claremont Resort & Spa, Ashby and Domingo Avenues, Oakland, California on Wednesday, May 9, 2001 at 2:00 p.m. We hope you will be able to attend, participate and hear management’s report to stockholders.

     On the following pages, you will find a Notice of Annual Meeting of Stockholders and Proxy Statement. We suggest that you read the Proxy Statement carefully.

     Please use this opportunity to take part in the affairs of the Company by voting on the business to come before this meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope or vote electronically via the Internet or telephone. See “Voting Via the Internet or By Telephone” in the Proxy Statement for more details. Please note that there are separate Internet and telephone voting arrangements depending upon whether shares are registered in your name or in the name of a bank or broker. Returning the proxy or voting electronically does NOT deprive you of your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting.

     The Directors and Officers of the Company look forward to meeting with you.

T. GARY ROGERS Chairman of the Board and Chief Executive Officer Oakland, California April 9, 2001	WILLIAM F. CRONK, III President

Notice of Annual Meeting of Stockholders

May 9, 2001

     The Annual Meeting of Stockholders of DREYER’S GRAND ICE CREAM, INC. will be held on Wednesday, May 9, 2001 at 2:00 p.m. at the Claremont Resort & Spa, Ashby and Domingo Avenues, Oakland, California for the following purposes:

1.	Electing three directors to Class I of the Board of Directors;

2.	Approving the amendment to the Company’s Stock Option Plan (1993) to increase the number of shares reserved for issuance thereunder by 848,425 shares on the date of each annual meeting of stockholders, beginning in 2001 and ending with the 2005 annual meeting;

3.	Approving the appointment of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year 2001 and thereafter until its successor is appointed; and

4.	Considering and acting upon such other business as may properly come before the meeting or at any postponements or adjournments thereof.

     A complete list of the stockholders entitled to vote at the meeting, including the address and number of shares registered in the name of each such stockholder, will be open for examination by any such stockholder, for any purpose germane to the meeting, at the Company’s corporate office (5929 College Avenue, Oakland, California) during ordinary business hours for ten days before the date of the meeting. The list will also be available for inspection at the meeting.

     The close of business on March 23, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. The stock transfer books will not be closed.

EDMUND R. MANWELL Secretary

April 9, 2001

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE ELECTRONICALLY VIA THE INTERNET OR TELEPHONE.

PROXY STATEMENT

INTRODUCTION

     This Proxy Statement is furnished to stockholders by the Board of Directors of Dreyer’s Grand Ice Cream, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 9, 2001, and at all adjournments or postponements thereof. The mailing address of the Company is 5929 College Avenue, Oakland, California 94618, and its telephone number is (510) 652-8187. The approximate date on which this Proxy Statement and the enclosed form of proxy are to be sent to stockholders is on or about April 9, 2001.

Annual Report

     The Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2000 and the 2000 Annual Report to Stockholders are furnished concurrently to all stockholders entitled to vote at the Annual Meeting. The Form 10-K and the 2000 Annual Report are not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made except to the extent portions of the Form 10-K and the 2000 Annual Report are incorporated herein by reference.

Solicitation by the Board of Directors; Revocation of Proxies

     The proxy in the form enclosed is solicited by the Board of Directors. Any person signing a proxy in the form accompanying this Proxy Statement, voting by telephone or voting on the Internet has the power to revoke it either before the meeting or at the meeting before the vote on the matters presented at the meeting. A proxy may be revoked by a later proxy that is signed by the person who signed the earlier proxy and presented at the meeting or by attendance at the meeting and voting in person.

Costs of Solicitation

     The entire cost of soliciting these proxies, including printing and mailing of the proxy materials, will be borne by the Company. The Company has retained the services of ADP-Investor Communication Services to aid in the distribution and voting of proxies from brokers, bank nominees and other institutional owners. The Company estimates that it will pay ADP-Investor Communication Services $5,250 plus out-of-pocket expenses for its services. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding proxy material to such beneficial owners. The Company has also retained Skinner & Co. to assist the Company in managing the proxy process at an estimated cost of $3,500 plus out-of-pocket expenses.

     Proxies may be solicited by directors, officers and regular employees of the Company personally or by telephone, the Internet, facsimile or mail. These services will be provided without additional compensation.

Voting of Board of Directors’ Proxies

     The shares represented by the Board of Directors’ proxies will be voted FOR the election of the Board of Directors’ nominees for Class I of the Board of Directors, FOR the approval of the amendment to the Company’s Stock Option Plan (1993) and FOR the approval of PricewaterhouseCoopers LLP as independent public accountants and at the discretion of the proxy holders on any other matters that may properly come before the Annual Meeting, provided that no contrary instruction is indicated on a proxy.

Shares Outstanding, Voting Rights and Record Date

     There were 28,570,513 shares of Common Stock ($1.00 par value) of the Company, 1,007,522 shares of Series A Convertible Preferred Stock ($1.00 par value) of the Company, no shares of Series B Convertible Preferred Stock ($1.00 par value) of the Company, and no shares of Series A Participating Preference Stock ($1.00 par value) of the Company outstanding at the close of business on March 23, 2001. Each share of Common Stock is entitled to one vote at the meeting. Each share of Series A Convertible Preferred Stock is entitled to vote that number of votes equal to the number of shares of Common Stock into which such shares of Series A Convertible Preferred Stock is convertible on the record date for the meeting. On March 23, 2001, the outstanding shares of Series A Convertible Preferred Stock are convertible into an aggregate of 5,800,000 shares of Common Stock. There are no cumulative voting rights.

     Pursuant to the By-Laws of the Company, the Board of Directors has fixed the close of business on March 23, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

BOARD OF DIRECTORS

Nominees for Director

     Under the Company’s By-Laws and Certificate of Incorporation, the Board of Directors consists of nine directors and is divided into three classes, with each class having a term of three years. The directors of Class I will be elected at the 2001 Annual Meeting of Stockholders and will hold office until the 2004 Annual Meeting of Stockholders or until their respective successors are elected and qualified. The nominees constitute Class I of the Board of Directors with each of their terms expiring as of the date of this Annual Meeting.

     The following brief statements contain biographical information about the nominees and the years they first became directors:

Nominee Year First Elected As Director Age	Principal Occupation and Other Information
Jan L. Booth 1997 Age: 50	PRIVATE INVESTOR. Ms. Booth joined the Company’s Board of Directors in 1997. From 1988 to 1990, Ms. Booth was self-employed as a business consultant. Ms. Booth served as Vice President - Marketing of the Company from 1981 to 1987. Before joining the Company, Ms. Booth was employed by Crown Zellerbach’s Consumer Products Division.

John W. Larson 1993 Age: 63	PRIVATE INVESTOR. Mr. Larson joined the Company’s Board of Directors in 1993. From 1989 to early 1993, Mr. Larson served as Chief Operating Officer of The Chronicle Publishing Company, a privately-held, diversified media company. From 1984 to 1989, Mr. Larson was a General Partner of J.H. Whitney & Co., a venture capital and buyout firm. Prior to joining J.H. Whitney & Co., Mr. Larson was the Managing Director of the San Francisco office of McKinsey & Company, Inc. Mr. Larson is also a member of the Board of Control of Crown Pacific Partners, LP, a forest products concern.

Jack O. Peiffer 1993 Age: 67	RETIRED SENIOR VICE PRESIDENT — CORPORATE HUMAN RESOURCES, GENERAL ELECTRIC COMPANY. Mr. Peiffer joined the Company’s Board of Directors in 1993. Mr. Peiffer was employed by GE Company for over 38 years and held a variety of financial and general management positions prior to his appointment as Senior Vice President — Corporate Human Resources, including Vice President and General Manager of GE Supply Company.

Continuing Directors

     Directors Robert A. Helman, Edmund R. Manwell and Timothy P. Smucker (“Class II”) will hold office until the 2002 Annual Meeting of Stockholders or until their respective successors are elected and qualified. Directors T. Gary Rogers, William F. Cronk, III and M. Steven Langman (“Class III”) will hold office until the 2003 Annual Meeting of Stockholders or until their respective successors are elected and qualified.

The following brief statements contain biographical information about each continuing director and the year he first became a director:

Year First Elected As Director Age	Principal Occupation and Other Information
William F. Cronk, III 1997 Age: 58	PRESIDENT, DREYER’S GRAND ICE CREAM, INC. Mr. Cronk has served on the Company’s Board of Directors since its incorporation in 1977. Since April 1981, he has served as the Company’s President.

Robert A. Helman 1998 Age: 67	PARTNER, MAYER, BROWN & PLATT. Mr. Helman joined the Company’s Board of Directors in 1998. Mr. Helman became a partner at Mayer, Brown & Platt in 1967. Prior to 1967, Mr. Helman was an associate and partner in the law firm of Isham, Lincoln & Beale. Mr. Helman is also a director of Northern Trust Corporation and the General Partner (TC Pipelines GP, Inc.) of TC Pipelines, LP, both publicly traded companies.

M. Steven Langman 1997 Age: 39	MANAGING DIRECTOR, RHÔNE GROUP LLC. Mr. Langman joined the Company’s Board of Directors in 1997. Prior to Founding Rhône Group LLC, a private investment banking firm, in May 1996, Mr. Langman was employed with Lazard Frêres & Co. LLC for nine years, most recently serving as a Managing Director. Mr. Langman worked for Goldman, Sachs & Co. for two years before joining Lazard Frêres & Co. LLC. Mr. Langman is also a director of Nations Rent, Inc.

Edmund R. Manwell 1981 Age: 58	PARTNER, MANWELL & SCHWARTZ. Mr. Manwell has served as Secretary of the Company since its incorporation in 1977 and as a director of the Company since April 1981. Mr. Manwell is a partner in the law firm of Manwell & Schwartz.

T. Gary Rogers 1977 Age: 58	CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER, DREYER’S GRAND ICE CREAM, INC. Mr. Rogers has served as the Company’s Chairman of the Board and Chief Executive Officer since its incorporation in February 1977. Mr. Rogers is also a director of Levi Strauss & Company.

Timothy P. Smucker 1977 Age: 56	CHAIRMAN AND CO-CHIEF EXECUTIVE OFFICER, THE J.M. SMUCKER COMPANY. Mr. Smucker joined the Company’s Board of Directors in 1997. Mr. Smucker has been employed by The J.M. Smucker Company, a food products manufacturer, for over 31 years, and has held a variety of positions prior to his appointment as Chairman. He has been a director of The J.M. Smucker Company since 1973. Mr. Smucker is also a director of Huntington BancShares Incorporated, a regional bank holding company, and The Earthgrains Company.

Committees of the Board

     Committees of the Board of Directors are as follows:

Compensation Committee

     The Compensation Committee is composed of seven directors, none of whom are employees of the Company in any capacity. During fiscal 2000, the members of the Compensation Committee were Ms. Booth and Messrs. Helman, Langman, Larson, Manwell (Chairman), Peiffer and Smucker. The Committee makes recommendations to the Board of Directors with respect to the salaries and bonuses and other forms of remuneration to be paid to the Chief Executive Officer and the President and the terms and conditions of their employment. In addition, the Committee is the Administrator of the Company’s Section 423 Employee Stock Purchase Plan (1990), the Company’s Employee Secured Stock Purchase Plan (1990), the Company’s Stock Option Plan (1992) and the Company’s Stock Option Plan (1993).

Audit Committee

     The Audit Committee is currently composed of six directors, none of whom are employees of the Company in any capacity. During fiscal 2000, the members of the Audit Committee were Ms. Booth and Messrs. Helman, Langman, Larson (Chairman), Manwell, Peiffer and Smucker. Mr. Manwell resigned from the Audit Committee on March 19, 2001. The Committee meets on the call of any member and, on at least one occasion each year, meets with the independent public accountants to discuss: (1) the scope of the audit engagement; (2) the results of each annual audit and the financial statements and notes included in the Company’s Annual Report to Stockholders; and (3) other matters pertaining to the audit, including the Company’s accounting policies and internal controls. The Committee is also responsible for recommending for appointment by the Board of Directors, subject to submission to the stockholders for their approval, independent public accountants to audit the Company’s financial statements, as well as advising the Board of Directors with respect to the scope of the audit, the Company’s accounting policies and internal controls.

     The Company has no nominating committee nor does any other committee perform the functions of such a committee.

Attendance at Board and Committee Meetings

     During fiscal 2000, there were six special meetings of the Board of Directors and all directors attended each meeting, except for Messrs. Helman, Langman and Peiffer who were each absent from one meeting. The Compensation Committee met three times and the Audit Committee met twice. All members of the committees attended each of the meetings of the respective committee, except for Messrs. Helman and Langman who were each absent from one meeting of the Compensation Committee and one meeting of the Audit Committee.

Remuneration of Directors

     For fiscal 2000, each director’s compensation consisted of an annual retainer fee of $6,000, a meeting fee of $4,000 for each meeting of the Board of Directors attended and an annual fee of $4,000 for each member of each committee. Beginning in fiscal 2001, the annual retainer fee is $10,000 and the meeting fee for each Board meeting attended is $6,000. The annual fee for each member of the Audit Committee and the Compensation Committee remains unchanged at $4,000. The Company also reimburses the reasonable travel expenses of a director to attend board meetings. The Board of Directors generally meets four times per year. Each committee meets at least annually and more frequently if requested by any member. Employee directors receive no compensation as directors. Members of the Board of Directors who were not employees of the Company (each a “Non-Employee Director”) received an option to purchase 10,000 shares of the Company’s Common Stock on the date the Company’s Stock Option Plan (1993) (the “1993 Plan”) was approved by the Company’s stockholders or received such an option upon appointment to the Board of Directors, if appointment occurred subsequent to such approval. Also, additional stock option grants to purchase 3,000 shares of the Company’s Common Stock are awarded to each Non-Employee Director annually on May 11, the anniversary of the date that the 1993 Plan was approved by the Company’s stockholders.

Audit Committee Report

Membership and Role of the Audit Committee

     The Audit Committee consists of the following six members of the Company’s Board of Directors: John W. Larson (Chairman), Jan L. Booth, Robert A. Helman, M. Steven Langman, Jack O. Peiffer and Timothy P. Smucker. Each of the members of the Audit Committee is independent as defined under the listing standards of the National Association of Securities Dealers. The Audit Committee operates under a written charter adopted by the Board of Directors that is included in this proxy statement as Appendix A.

     The primary function of the Audit Committee is to provide oversight on behalf of the Board of Directors with respect to the Company’s audited financial statements and accounting practices. The Audit Committee’s powers and duties include the following: (1) reviewing the Company’s audited financial statements and related footnotes; (2) reviewing the Company’s accounting procedures and systems of internal control; (3) conferring with the independent public accountants and management concerning the scope of the audit and other matters pertaining to the audit, including the Company’s accounting procedures and internal controls; (4) reviewing the performance of the Company’s independent public accountants; (5) annually reviewing the powers and duties of the Audit Committee and making recommendations to the Board of Directors on these responsibilities; and (6) providing an open avenue of communication among the Board of Directors, the financial management of the Company and the independent public accountants.

     The Audit Committee annually recommends to the Board of Directors the appointment of a firm of independent public accountants to audit the financial statements of the Company and meets with such independent public accountants and management to review the scope and the results of the annual audit, the Company’s audited financial statements and other related matters. The Audit Committee is concerned with the accuracy and completeness of the Company’s audited financial statements and matters that relate to them. However, the Audit Committee’s role does not include providing to stockholders, or others, special assurances regarding such matters. Moreover, the Audit Committee’s role does not involve the professional evaluation of the quality of the audit conducted by the independent public accountants. While it is believed that the Audit Committee’s activities are beneficial because they provide an ongoing oversight on behalf of the Board of Directors, they do not alter the traditional roles and responsibilities of the Company’s management and independent public accountants with respect to the accounting and control functions and financial statement presentation.

Review of the Company’s Audited Financial Statements for the Fiscal Year Ended December 30, 2000

     The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 30, 2000 with the Company’s management. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of PricewaterhouseCoopers LLP with that firm.

     Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2000 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:	John W. Larson, Chairman
Jan L. Booth
Robert A. Helman
M. Steven Langman
Jack O. Peiffer
Timothy P. Smucker

     The foregoing Audit Committee Report shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference.

Audit and Related Fees

Audit Fees

     The aggregate fees billed by PricewaterhouseCoopers LLP for professional services for the audit of the Company’s annual consolidated financial statements for fiscal 2000 and the review of the consolidated financial statements included in the Company’s Forms 10-Q for fiscal 2000 were $239,000.

Financial Information Systems Design and Implementation Fees

     There were no fees billed by PricewaterhouseCoopers LLP to the Company for financial information systems design and implementation fees for fiscal 2000.

All Other Fees

     The aggregate fees billed to the Company for all other services rendered by PricewaterhouseCoopers LLP for fiscal 2000, including fees for tax consulting and compliance, were $504,202.

     The Audit Committee has determined that the provision of services rendered for (a) financial information systems design and implementation fees, and (b) all other fees, is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

     The following table sets forth information as of March 23, 2001 concerning the beneficial ownership of Common Stock of the Company by each person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who is known to the Company to be the beneficial owner of more than five percent of such class:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership*	Percent of Class*
Nestlé Holdings, Inc. (1)	6,112,016	21.39%
c/o Nestlé USA, Inc.
800 North Brand Boulevard
Glendale, California 91203
Nestlé S.A(1)
Avenue Nestlé
Vevey, Switzerland CH-1800

T. Gary Rogers (2)(3)	3,666,173	12.48%
5929 College Avenue
Oakland, California 94618

General Electric Capital Corporation (4)(5)	2,900,000	9.21%
260 Long Ridge Road
Stamford, Connecticut 06927

Trustees of General Electric Pension	2,900,000	9.21%
Trust (4)(6)
GE Investment Private Placement Partners I,
Limited Partnership
P.O. Box 7900
3003 Summer Street
Stamford, Connecticut 06904

Cortopassi Family Trust (7)	2,238,934	7.84%
Trecento Investors, Inc.
DACCO, Inc. Stanislaus Partners
Capecchio Foundation
VICOR, LLC
Alpinello Investors, Inc.
Wright Tract Partners, LP
11292 North Alpine Road
Stockton, California 95212

William F. Cronk, III (2)(8)	2,117,382	7.20%
5929 College Avenue
Oakland, California 94618

*	The amounts and percentages indicated as beneficially owned were calculated pursuant to Rule 13d-3(d)(1) under the Exchange Act which provides that beneficial ownership of a security is acquired by a person if that person has the right to acquire beneficial ownership of such security within 60 days through the exercise of a right such as the exercise of an option or the conversion of a convertible security into common stock. Any securities not outstanding which are subject to options or conversion privileges are deemed outstanding for the purpose of computing the percentage of outstanding securities of the class owned by the person who owns the option or conversion privilege but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other person.

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(1)	Nestlé Holdings, Inc. (“NHI”) has sole voting power and sole investment power with respect to all of these shares. Nestlé S.A. (“Nestlé”) filed a joint statement on Schedule 13D with NHI and may be deemed to have sole voting power and sole investment power with respect to these shares because NHI is a wholly-owned subsidiary of Nestlé.

(2)	Includes options to purchase 203,960 shares of Common Stock under the Company’s Stock Option Plan (1992) exercisable within 60 days, and options to purchase 613,500 shares of Common Stock under the Company’s Stock Option Plan (1993) exercisable within 60 days.

(3)	2,626,072 and 200,000 of these shares are held directly by the Rogers Revocable Trust and the Four Rogers Trust, respectively, for which Mr. Rogers and his wife serve as co-trustees. Mr. Rogers and his wife share the voting and investment power with respect to such shares. Also includes 22,641 shares held in Mr. Rogers’ account in the Dreyer’s Grand Ice Cream, Inc. Savings Plan, a 401(k) plan. Mr. Rogers has sole investment power but no voting power with respect to such shares.

(4)	Assumes full conversion of the Series A Convertible Preferred Stock of the Company held by the named entity or entities into the Company’s Common Stock. These parties filed a Schedule 13D (reporting the beneficial ownership described above) jointly with General Electric Capital Services, Inc. (formerly known as General Electric Financial Services, Inc.) and General Electric Company each of which disclaimed beneficial ownership of all shares of the Company’s Common Stock beneficially owned by General Electric Capital Corporation, Trustees of General Electric Pension Trust and GE Investment Private Placement Partners I, Limited Partnership.

(5)	The holder has sole voting power and sole investment power with respect to all of these shares.

(6)	Trustees of General Electric Pension Trust (“GEPT”) have sole voting power and sole investment power with respect to 1,172,990 of these shares. GE Investment Private Placement Partners I, Limited Partnership (“GEIPPP”) has sole voting power and sole investment power with respect to 1,727,010 of these shares. GEPT and GEIPPP may constitute a group as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

(7)	Each entity has sole voting and sole investment power with respect to only those shares of Common Stock registered in the name of the entity, as follows: Cortopassi Family Trust, 1,793,934 shares; Trecento Investors, Inc., 150,000 shares; DACCO, Inc., 150,000 shares; Stanislaus Partners, 50,000 shares; Capecchio Foundation, 50,000 shares; VICOR, LLC, 20,000 shares; Alpinello Investors, Inc., 15,000 shares; and Wright Tract Partners, LP, 10,000 shares. The listed entities filed a joint statement on Schedule 13D as members of a group.

(8)	1,299,922 of these shares are held directly by the Cronk Revocable Trust for which Mr. Cronk and his wife serve as co-trustees. Mr. Cronk and his wife share the voting and investment power with respect to such shares. Excludes 84,000 shares held in irrevocable trusts for the benefit of Mr. Cronk’s sons. Neither Mr. Cronk nor his wife have voting or investment power with respect to these 84,000 shares, and Mr. Cronk and his wife disclaim beneficial ownership of all of the shares held in these irrevocable trusts.

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Security Ownership of Management

     The following table sets forth information as of March 23, 2001 concerning the beneficial ownership of Common Stock of the Company by each director and nominee of the Company, the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company (the five officers shall be referred to herein as the “Named Executive Officers”) and all directors and executive officers of the Company as a group. Except as otherwise noted, each person has sole voting and sole investment power with respect to the shares shown:

Name	Amount of Beneficial Ownership*	Percent of Class*
T. Gary Rogers(1)(2)	3,666,173	12.48%
William F. Cronk, III(1)(3)	2,117,382	7.20%
Thomas M. Delaplane(4)	327,583	1.14%
J. Tyler Johnston(5)	162,140	**
William R. Oldenburg(6)	125,316	**
Edmund R. Manwell(7)	76,000	**
John W. Larson(7)(8)	59,500	**
Jan L. Booth(9)(10)	30,200	**
Timothy P. Smucker(10)	24,000	**
M. Steven Langman(10)	22,000	**
Robert A. Helman(11)	19,000	**
Jack O. Peiffer	2,000	**
Directors and executive officers as a group (13 persons)(12)	6,688,500	21.65%

*	The amounts and percentages indicated as beneficially owned were calculated pursuant to Rule 13d-3(d)(1) under the Exchange Act which provides that beneficial ownership of a security is acquired by a person if that person has the right to acquire beneficial ownership of such security within 60 days through the exercise of a right such as the exercise of an option or the conversion of a convertible security into Common Stock. Any securities not outstanding which are subject to options or conversion privileges are deemed outstanding for the purpose of computing the percentage of outstanding securities of the class owned by the person who owns the option or conversion privilege but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other person.

**	Less than one percent.

(1)	Includes options to purchase 203,960 shares of Common Stock under the Company’s Stock Option Plan (1992) (the “1992 Plan”) exercisable within 60 days, and options to purchase 613,500 shares of Common Stock under the Company’s Stock Option Plan (1993) (the “1993 Plan”) exercisable within 60 days.

(2)	2,626,072 and 200,000 of these shares are held directly by the Rogers Revocable Trust and the Four Rogers Trust, respectively, for which Mr. Rogers and his wife serve as co-trustees. Mr. Rogers and his wife share the voting and investment power with respect to such shares. Also includes 22,641 shares held in Mr. Rogers’ account in the Dreyer’s Grand Ice Cream, Inc. Savings Plan, a 401(k) plan (the “Savings Plan”). Mr. Rogers has sole investment power but no voting power with respect to such shares.

(3)	1,299,922 of these shares are held directly by the Cronk Revocable Trust for which Mr. Cronk and his wife serve as co-trustees. Mr. Cronk and his wife share the voting and investment power with respect to such shares. Excludes 84,000 shares held in irrevocable trusts for the benefit of Mr. Cronk’s sons. Neither Mr. Cronk nor his wife have voting or investment power with respect to these 84,000 shares, and Mr. Cronk and his wife disclaim beneficial ownership of all of the shares held in these irrevocable trusts.

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(4)	40,454 of these shares are held by Mr. Delaplane and his wife as co-trustees of the Delaplane Family Trust. Includes options to purchase 30,400 shares of Common Stock under the 1992 Plan exercisable within 60 days, and options to purchase 222,120 shares of Common Stock under the 1993 Plan exercisable within 60 days. Also includes 34,039 shares held in Mr. Delaplane’s account in the Savings Plan. Mr. Delaplane has sole investment power but no voting power with respect to such shares.

(5)	Includes options to purchase 160,830 shares of Common Stock under the 1993 Plan exercisable within 60 days.

(6)	Includes options to purchase 79,240 shares of Common Stock under the 1993 Plan exercisable within 60 days.

(7)	Includes options to purchase 28,000 shares of Common Stock under the 1993 Plan exercisable within 60 days.

(8)	Includes 31,500 shares held directly by trusts for the benefit of Mr. Larson’s adult children for which Mr. Larson serves as trustee.

(9)	Includes 4,000 shares held directly by the Herrero/Booth Revocable Trust for which Ms. Booth and her husband serve as co-trustees. Ms. Booth and her husband share the voting and investment power with respect to such shares. Also includes 4,200 shares held by the Herrero Bros. Inc. Employee Profit Sharing and Retirement Plan & Trust, for which Ms. Booth’s husband serves as a co-trustee and is a plan participant. Ms. Booth and her husband disclaim beneficial ownership of these shares except to the extent of their pecuniary interest therein.

(10)	Includes options to purchase 22,000 shares of Common Stock under the 1993 Plan exercisable within 60 days.

(11)	Includes options to purchase 19,000 shares of Common Stock under the 1993 Plan exercisable within 60 days.

(12)	Includes options to purchase 438,320 shares of Common Stock under the 1992 Plan exercisable within 60 days, and options to purchase 1,887,396 shares of Common Stock under the 1993 Plan exercisable within 60 days.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 (required by Section 16(a) in the event of failure to comply with certain filing requirements) were required for those persons, the Company believes that during fiscal 2000 its officers, directors, and greater than ten percent beneficial owners complied with all applicable filing requirements, with the exception of Mark LeHocky, the Company’s General Counsel, who joined the Company in September of 2000, and whose initial report of beneficial ownership on Form 3 was inadvertently filed late after his appointment as an officer of the Company.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

     The following table shows compensation information during each of the Company’s last three fiscal years for the Chief Executive Officer and the next four most highly compensated executive officers (the “Named Executive Officers”):

Summary Compensation Table

Name and Principal Position	Annual Compensation				Long-Term Compensation Awards Securities Underlying Options (#)	All Other Compensation(5) ($)
	Fiscal Year	Salary(1) ($)	Bonus(2) ($)	Other Annual Compensation(3)(4) ($)
T. Gary Rogers	2000	731,116	-0-	52,774	119,350	14,832
Chairman of the Board and	1999	689,975	517,485	54,841	167,300	16,097
Chief Executive Officer	1998	682,309	-0-	64,925	85,300	12,374

William F. Cronk, III	2000	731,116	-0-	55,614	119,350	14,800
President	1999	689,975	517,485		167,300	16,000
	1998	682,309	-0-	52,157	85,300	12,000

William R. Oldenburg	2000	400,560	131,625		41,950	14,800
Vice President — Operations	1999	378,082	285,000		55,800	16,000
	1998	366,164	-0-		29,000	12,000

Thomas M. Delaplane	2000	400,560	131,625		41,950	14,800
Vice President — Sales	1999	375,205	285,000		55,800	16,000
	1998	351,164	-0-		29,000	12,000

J. Tyler Johnston	2000	370,560	121,875		41,950	14,800
Vice President — Marketing	1999	347,123	262,500		55,800	16,000
	1998	330,205	-0-		29,000	12,000

(1)	Includes amounts contributed by the officers to the salary deferral portion of Dreyer’s Grand Ice Cream, Inc. Savings Plan, a 401(k) plan (the “Savings Plan”).

(2)	Includes amounts paid under the Company’s Incentive Bonus Plan.

(3)	No disclosure for fiscal years 2000, 1999 and 1998 is made for Messrs. Oldenburg, Delaplane and Johnston, and no disclosure is made for Mr. Cronk for fiscal year 1999 under Other Annual Compensation, as the aggregate incremental compensation otherwise reportable in this column for each of these individuals is less than the smaller of $50,000 or ten percent of the respective officer’s combined salary and bonus for such fiscal years.

(4)	The amount reported for Mr. Rogers for 2000, 1999 and 1998 includes $30,000, $26,000 and $26,000, respectively, paid to PricewaterhouseCoopers LLP for tax and accounting services rendered on behalf of Mr. Rogers and $22,150, $23,670 and $28,291 respectively in 2000, 1999 and 1998 for Mr. Rogers’ use of a Company automobile. The amount reported for Mr. Cronk for 2000 and 1998 includes $30,000 and $26,000, respectively, paid each year to PricewaterhouseCoopers LLP for tax and accounting services rendered on behalf of Mr. Cronk and $25,614 and $26,157, respectively, in 2000 and 1998 for Mr. Cronk’s use of a Company automobile.

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(5)	For each Named Executive Officer, the amounts reported include contributions by the Company of $8,500 in 2000 and $8,000 in both 1999 and 1998 to the Dreyer’s Grand Ice Cream, Inc. Money Purchase Pension Plan. For each Named Executive Officer the amounts reported include contributions by the Company of $6,300 in 2000, $8,000 in 1999 and $4,000 in 1998 to the Savings Plan. Additionally, the Company paid split-dollar life insurance premiums of $32 in 2000, $97 in 1999 and $374 in 1998 for the benefit of Mr. Rogers.

Stock Options

     The following table provides information concerning the grant of stock options made during fiscal 2000 to the Named Executive Officers:

Option Grants in the Last Fiscal Year

	Individual Grants
Name	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Per Share)	Expiration Date	Grant Date Present Value($)(2)
T. Gary Rogers	119,350	12.34%	$17.34	2/23/10	$965,542
William F. Cronk, III	119,350	12.34	17.34	2/23/10	965,542
William R. Oldenburg	41,950	4.34	17.34	2/23/10	339,376
Thomas M. Delaplane	41,950	4.34	17.34	2/23/10	339,376
J. Tyler Johnston	41,950	4.34	17.34	2/23/10	339,376

(1)	Options were granted pursuant to the Company’s Stock Option Plan (1993) (the “1993 Plan”) and begin vesting two years from the date of grant as follows: the options may be exercised only as to 40 percent of the optioned shares after two years from the date of grant and as to an additional 20 percent after each of the succeeding three years. The options granted under the 1993 Plan expire ten years from the date of grant, terminate within various periods ranging from three to 24 months after the employee’s termination of employment, death or disability, and are non-transferable except by will or the laws of descent and distribution. The exercise price of options granted under the 1993 Plan equaled the fair market value of the shares of the Company’s Common Stock on the date of grant. In the event of a Change of Control of the Company, all then outstanding options issued under the 1993 Plan shall vest and become immediately exercisable. The term “Change of Control” as defined in the 1993 Plan is more completely described under the caption “Employment Contracts, Employment Termination and Change of Control Arrangements” on pages 15-16 herein.

(2)	Grant date present value was calculated using the Black-Scholes option-pricing model. For the options granted, the following assumptions were used in the Black-Scholes valuation calculation: dividend yield of 0.69 percent, risk-free rate of return of 6.69 percent, six-year expected term and an expected volatility of 39.51 percent. The annual dividend yield equals the quotient of the fiscal 2000 annual dividend of $0.12 per share divided by the per share stock price on the date of grant. The expected volatility used was based on the monthly closing price of the Company’s Common Stock over a three-year period. The risk-free rate is the yield on a U.S. Treasury Zero Coupon Strip Bond with a maturity equal to the expected term of the grant. The approach used in developing the assumptions upon which the Black-Scholes calculations were based is consistent with the requirements of Statement of Financial Accounting Standards No. 123 “Accounting for Stock-Based Compensation.” The value calculated by use of this model should not be viewed in any way as a forecast of the future performance of the Company’s Common Stock.

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     The following table provides information on option exercises in fiscal 2000 by the Named Executive Officers and the value of such officers’ unexercised in-the-money options as of December 30, 2000:

Aggregated Option Exercises in the Last Fiscal Year
and Fiscal Year-End Option Values

Name	Number of Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at FY-End(#)		Value of Unexercised In-The-Money Options at FY-End($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
T. Gary Rogers	-0-	-0-	686,240	409,070	12,560,297	6,901,285
William F. Cronk, III	-0-	-0-	686,240	409,070	12,560,297	6,901,285
William R. Oldenburg	-0-	-0-	216,480	138,670	3,987,349	2,333,486
Thomas M. Delaplane	-0-	-0-	214,880	138,670	3,958,211	2,333,486
J. Tyler Johnston	-0-	-0-	123,590	138,670	2,004,672	2,333,486

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Performance Graph

     The following graph shows the cumulative total return on the Company’s Common Stock compared to the Standard & Poor’s 500 Index (“S&P 500 Index”) and the Standard & Poor’s Foods-500 Index (“S&P Foods — 500 Index”) over the five-year period from December 31, 1995 through December 30, 2000:

Comparison of Five-Year Cumulative Total Return*
Among Dreyer’s Grand Ice Cream, Inc., the S&P 500 Index
and the S&P Foods — 500 Index

	12/31/95	12/29/96	12/28/97	12/27/98	12/26/99	12/30/00
Dreyer’s Grand Ice Cream, Inc.	100.00	88.67	148.00	85.63	100.24	200.69
S&P 500 Index	100.00	125.64	158.30	210.46	253.50	298.91
S&P Foods - 500 Index	100.00	120.85	165.85	187.46	144.37	187.09

*	Assumes $100 investment on December 31, 1995, in each of Dreyer’s Grand Ice Cream, Inc., the S&P 500 Index and the S&P Foods — 500 Index, including the reinvestment of dividends.

Employment Contracts, Employment Termination and Change of Control Arrangements

     Currently, all options that have been, and may in the future be, issued under the Company’s Stock Option Plan (1992) (the “1992 Plan”) and the Company’s Stock Option Plan (1993) (the “1993 Plan”) (collectively, the “Plans”) immediately vest and become subject to exercise upon a Change of Control of the Company. A Change of Control is defined under the Plans to include (i) the acquisition by any person of beneficial ownership of 40 percent or more of the combined voting power of the Company’s outstanding securities immediately after such acquisition (which 40 percent shall be calculated after including the dilutive effect of the conversion or exchange of any outstanding securities of the Company convertible into or exchangeable for voting securities), or (ii) a change in the composition of majority membership of the Board of Directors over any two-year period commencing, with respect to the 1992 Plan, on or after March 7, 1994, or, with respect to the 1993 Plan, on or after September 9, 1993, or (iii) a change in ownership of the Company such that the Company becomes subject to the delisting of its Common Stock from the NASDAQ National Market System, or (iv) the approval by the Board of Directors of the sale of all or substantially all of the assets of the Company, or (v) the approval by the Board of Directors of any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in (i), (ii) or (iii) above. Further, the acquisition by any person (or any group of which such a person is a member) who is (with respect to the 1992 Plan, as of March 7, 1994, or, with respect to the 1993 Plan, as of September 9, 1993) a member of the Board of Directors, of beneficial ownership of 40 percent or more of the combined voting power of the Company’s outstanding securities immediately after such acquisition (the calculation of such 40 percent being made as described above), shall not be deemed a Change of Control for purposes of the Plans.

     The 1993 Plan also includes provisions whereby the options granted to an optionee thereunder immediately vest and become exercisable upon the death or retirement of the optionee. Additionally, under the 1993 Plan, the Administrator may, in its discretion, accelerate the vesting of an optionee’s options. Except for these provisions of the Company’s stock option plans, the Company has no employment contracts or any employment termination or Change of Control arrangements.

Compensation Committee Report on Executive Compensation

     Pursuant to regulations adopted by the Securities and Exchange Commission in October 1992, the Compensation Committee is required to disclose its bases for compensation of the Named Executive Officers and to discuss the relationship between the Company’s performance during the last fiscal year and such compensation. The Compensation Committee notes that except in its capacity as Plan Administrator of the Company’s Stock Option Plan (1992) (the “1992 Plan”) and the Company’s Stock Option Plan (1993) (the “1993 Plan”), the Committee does not establish compensation for the Named Executive Officers (or any other executive officer of the Company) except the Chief Executive Officer and the President. Except for stock option grants, the compensation of the Company’s executive officers (including the Named Executive Officers other than the Chief Executive Officer and the President) is determined by the Chief Executive Officer and the President in their sole discretion.

     The Chief Executive Officer’s and the President’s aggregate compensation is comprised of three principal components: base salary, bonus and stock options. While the Committee does not review any particular quantitative issues in establishing the Chief Executive Officer’s and the President’s base salaries specifically and total compensation generally, the Committee does consider two principal factors which are evenly weighted in its deliberations: (1) performance of the Company measured by the long-term growth of the Company’s income and (2) the roles of the Chief Executive Officer and the President in achieving the Company’s performance. The Committee reviewed an executive compensation survey prepared by Watson Wyatt Worldwide in determining the compensation of the Chief Executive Officer and the President for fiscal 2000. The Committee believes that each of the Chief Executive Officer’s and the President’s base salaries for fiscal 2000 appropriately reflects the satisfactory long-term performance of the Company and each of their roles in the Company’s performance and is competitive with the salaries of their counterparts at other companies of similar size and history (although such other companies are not necessarily companies which are represented in the indices described under the caption “Performance Graph” on page 15 herein).

     For fiscal 2000, the Committee determined that bonus compensation of the Chief Executive Officer and the President should be based upon the Company’s profit plan earnings per share (the “Profit Plan”). The Profit Plan was not achieved and, therefore, no bonus was earned pursuant to this formula. However, for fiscal 2001, the Committee modified the basis for bonus compensation. The Committee believes that its policy for awarding bonuses appropriately ties the bonuses of the Chief Executive Officer and the President to the performance of the Company.

     In awarding options under the 1992 Plan and the 1993 Plan, the Committee has adopted a policy pursuant to which (1) Messrs. Rogers and Cronk will receive options to purchase shares of the Company’s Common Stock with a current market value equal to three and one-half times annual base salary, (2) all other Named Executive Officers (and the other vice president of the Company) will receive options to purchase the Company’s Common Stock with a current market value equal to two and one-quarter times the average annual base salary of vice presidents of the Company, (3) approximately 20 executive staff members will receive options to purchase shares of the Company’s Common Stock with a current market value equal to one and one-quarter times annual base salary of executive staff members, and (4) approximately 60 management staff members will receive options to purchase shares of the Company’s Common Stock with a current market value equal to three-quarter times annual base salary of management staff members. In addition, the Committee from time to time at its discretion, grants to other employees options to purchase 1,000 shares of the Company’s Common Stock. The size of the option grants included in the Committee’s policy are competitive with a broad general industry sampling according to a 1993 survey and a 2000 survey of competitive practice in diversified companies received from the Company’s compensation consultants Watson Wyatt Worldwide (which surveys included some companies which are represented in the indices described under the caption “Performance Graph” on page 15 herein). The stock option grants awarded by the Committee in fiscal 2000 were consistent with the Committee’s stated policies.

     The Committee has also adopted a policy whereby key executive employees of the Company and its subsidiaries may, at the Committee’s discretion, be offered the opportunity to receive options in lieu of current cash compensation, including bonuses, for options to purchase shares of the Company’s Common Stock (the “Income Swap Plan”). Options granted in exchange for cash compensation are non-qualified options and may be granted under either the 1992 Plan or the 1993 Plan. The exchange ratio used to determine the proper number of shares to be subject to such options is based on the Black-Scholes valuation method. The exercise price of options granted under the Income Swap Plan is set at the current fair market value of the Company’s Common Stock as of the date of grant. The vesting of options granted by the Committee under the Income Swap Plan depends on whether the options are granted under the 1992 Plan or the 1993 Plan. Options granted under the 1992 Plan vest as follows: The options granted begin vesting two years from the date of grant and may be exercised only as to 40 percent of the optioned shares after two years from the date of grant and as to an additional 20 percent after each of the succeeding three years. Options granted under the 1993 Plan in connection with the Income Swap Plan vest six months from the date of grant. Options granted under the Income Swap Plan are exercisable for cash or by exchanging previously acquired shares of Common Stock of the Company. Further, any tax withholding requirement can be satisfied through surrender of Common Stock of the Company previously acquired by the employee. Options granted under the 1993 Plan in connection with the Income Swap Plan may have a “reload” feature which would result in the option holder receiving, upon the exercise of such option, a “reload” grant equal to the number of shares of Common Stock utilized to pay the exercise price and/or tax withholdings. If granted, the “reload” options will have an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant of the “reload” option and an exercise term equal to the remaining term of the option exercised.

     Beginning in 1994, Section 162(m) of the Internal Revenue Code limits the deductibility of compensation in excess of one million dollars paid to the Company’s chief executive officer and to any of its four other highest paid executive officers. However, certain performance-based compensation, such as stock options granted under the Company’s stock option plans, are specifically exempt from the limitation on deductibility. To date, no employee of the Company has been paid compensation in excess of one million dollars (as defined in Section 162(m)) that would be subject to the Section 162(m) limitation. While the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated in light of the Committee’s overall compensation philosophy. The Committee’s general intention is to establish executive officer compensation programs which will maximize the deductibility of compensation paid by the Company, if the Committee determines that such actions are consistent with its philosophy and in the best interests of the Company and its stockholders. However, from time to time the Committee may award compensation which is not fully deductible if the Committee determines that such award is consistent with its philosophy and in the best interests of the Company and its stockholders.

     The Committee notes that, generally, options granted to executive officers will only realize value to the extent the fair market value of the Company’s stock increases after the date of grant. The Committee believes that this furthers the Committee’s goal of aligning management’s interests with those of the Company’s stockholders.

Submitted by the Compensation Committee:	Edmund R. Manwell, Chairman
Jan L. Booth
Robert A. Helman
M. Steven Langman
John W. Larson
Jack O. Peiffer
Timothy P. Smucker

     The foregoing Compensation Committee Report on Executive Compensation shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference.

Compensation Committee Interlocks and Insider Participation

     During fiscal 2000, none of the Company’s executive officers served on the board of directors or compensation committee of any entities whose directors or officers serve on the Company’s Compensation Committee. No current executive officers of the Company serve on the Company’s Compensation Committee, although Jan L. Booth, a member of the Compensation Committee, was the Company’s Vice President — Marketing from 1981 to 1987.

     In June 1993, the Company issued in a private placement to General Electric Capital Corporation, Trustees of General Electric Pension Trust and GE Investment Private Placement Partners I, Limited Partnership (each individually, a “Holder”), pursuant to a Securities Purchase Agreement (the “GE Agreement”), an aggregate of $100,752,000 of 6.25 percent convertible subordinated debentures of the Company due June 30, 2001. In August 1995, the Company caused the conversion of the debentures into Series B Convertible Preferred Stock ($1.00 par value) of the Company. The Series B Convertible Preferred Stock was converted on October 3, 1997 into a total of 1,007,522 shares of Series A Convertible Preferred Stock, redeemable on June 30, 2001. The shares of Series A Convertible Preferred Stock are convertible at an initial conversion price of $17.37 per share into a total of 5,800,000 shares of Common Stock of the Company, subject to adjustment.

     Jack O. Peiffer was named to the Board of Directors of the Company pursuant to a provision of the GE Agreement that allows a designated Holder to select one nominee to the Board of Directors. Mr. Peiffer served as Senior Vice President — Corporate Human Resources of General Electric Company (“GEC”) until his retirement in January 1994. GEC is an affiliate of the Holders. The Holders and Mr. Peiffer have agreed that Mr. Peiffer will voluntarily resign from the Board of Directors of the Company at such time as the Holders no longer beneficially own at least five percent of the outstanding voting securities of the Company.

     On June 14, 1994 the Company completed a transaction with Nestlé Holdings, Inc. (“NHI”) pursuant to a Stock and Warrant Purchase Agreement dated as of May 6, 1994, and amended June 14, 1994 (the “Nestlé Agreement”) whereby NHI purchased from the Company, for an aggregate price of $106,000,000, six million shares of Common Stock of the Company and warrants for the purchase of four million shares of Common Stock of the Company. Warrants for two million shares expired unexercised on June 14, 1997 and warrants for the remaining two million shares expired unexercised on June 14, 1999. NHI agreed that neither it nor its affiliates will acquire in the aggregate 35 percent or more of the outstanding Common Stock of the Company (including for purposes of this calculation outstanding stock options and other securities convertible into, or entitling the holder thereof to acquire Common Stock, hereafter “Voting Stock”) without the prior consent of the Company’s Board of Directors, subject to certain limited exceptions, for a period of ten years. The Nestlé Agreement also provides that the Company will recommend and use the same efforts as are used to cause the elections of all other nominees to the Board of Directors of the Company to cause the election to the Board of two nominees selected by NHI. Thereafter, throughout the term of the Nestlé Agreement, NHI may nominate that number of nominees proportionate to the amount of Voting Stock owned by NHI and its affiliates. NHI and its affiliates have certain rights to purchase additional shares of Common Stock in the event their aggregate equity ownership in the Company is diluted to certain levels.

     M. Steven Langman and Robert A. Helman were named to the Board of Directors of the Company pursuant to the terms of the Nestlé Agreement. Mr. Langman was appointed by NHI in March 1997 to replace Anthony J. Martino, who resigned as a director of the Company effective December 31, 1996. From time to time, Mr. Langman, in his position as Managing Director of Rhône Group LLC, provides financial advisory and investment banking services to NHI and its affiliates. Mr. Helman was appointed by NHI in March 1998 to replace Timm Crull, who resigned as a director of the Company effective December 31, 1997. Mr. Helman is a partner in the law firm of Mayer, Brown & Platt which provides legal services to affiliates of NHI.

     During fiscal 2000, Edmund R. Manwell was the Secretary of the Company and a partner in the law firm of Manwell & Schwartz. The Company paid Manwell & Schwartz $270,856 in fees during fiscal 2000 for services rendered as counsel to the Company. Mr. Manwell is not separately compensated for his services as Secretary of the Company although some of the fees received by Manwell & Schwartz may be for services that, in other corporations, are performed by the corporate secretary.

Other Relationships

     On June 14, 1994, the Company entered into an agreement with Nestlé Ice Cream Company (“NICC”), an affiliate of Nestlé Holdings, Inc., to distribute in certain markets frozen novelty and ice cream products manufactured by or for NICC (the “NICC Products”). The Company purchases the NICC Products in the ordinary course of business and at prices consistent with those offered to other distributors.

     Timothy P. Smucker was appointed as a director of the Company on March 4, 1997. Mr. Smucker is Chairman of The J.M. Smucker Company (“JMS”), a supplier for the Company of certain raw materials used in production of the Company’s products. The Company purchases raw materials from JMS in the ordinary course of business and at prices consistent with those offered by other suppliers. The Company also has an agreement with JMS to produce one of the Company’s products in accordance with specifications and quality control provided by the Company. The Company compensates JMS for such manufacturing services at prices consistent with those offered by other manufacturers who provide such services.

     During fiscal 2000, Herrero Brothers, Inc., a commercial general contracting firm, provided construction services to the Company in the aggregate amount of $61,040. Mark Herrero, the husband of director Jan L. Booth, is an officer, director and 50% owner of Herrero Brothers, Inc.

     During fiscal 1998, the Company loaned to Thomas M. Delaplane, Vice President — Sales of the Company, an aggregate principal amount of $281,000 pursuant to two separate Secured Promissory Notes (“Notes”). The Notes bear interest at the annual rate of 6.50 percent and are payable in full on the earliest to occur of (i) one year from the date of the sale or other disposition of Mr. Delaplane’s primary residence, (ii) the date of Mr. Delaplane’s termination of employment with the Company for any reason or (iii) four years from the date of the Notes. Mr. Delaplane’s obligations under the Notes are secured by 30,000 shares of the Company’s Common Stock held in the name of the Delaplane Family Trust. As of March 31, 2001, the outstanding principal amount of the Notes was $281,000 and accrued and unpaid interest on the Notes was $43,969.

     Any other business relationships existing between any of the nominees or continuing directors and the Company, or between the Company and any of the beneficial owners identified under the caption “Security Ownership of Certain Beneficial Owners” on page 8 herein are described under the caption “Compensation Committee Interlocks and Insider Participation” on pages 18-19 herein.

MATTERS SUBMITTED TO A VOTE OF STOCKHOLDERS

Election of Directors

     The directors of Class I will be elected at the 2001 Annual Meeting of Stockholders and will hold office until the 2004 Annual Meeting of Stockholders or until their successors are elected and qualified. The nominees for directors of Class I, Jan L. Booth, John W. Larson and Jack O. Peiffer, constitute Class I of the Board of Directors with each of their terms expiring as of the date of this Annual Meeting. Information regarding the Board of Directors of the Company, including the business experience of the nominees for directors of Class I, is set out under the caption “Board of Directors” on page 3 herein. No family relationship exists between any nominee and any of the other directors. Any business relationship existing between any of the nominees or continuing directors and the Company are described under the captions “Compensation Committee Interlocks and Insider Participation” and “Other Relationships” on pages 18-19 herein.

     Unless otherwise directed, the persons named in the enclosed form of proxy will vote such proxy for the election of Jan L. Booth, John W. Larson and Jack O. Peiffer, each of whom has consented to be named as a director of the Company and to serve if elected. In case any of Ms. Booth or Messrs. Larson or Peiffer becomes unavailable for election or declines to serve for any unforeseen reason, an event management does not anticipate, the persons named in the proxy will have the right to use their discretion to vote for a substitute.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR CLASS I OF THE BOARD OF DIRECTORS.

Approval of the Amendment to the Company’s Stock Option Plan (1993)

     The Board of Directors has approved, subject to stockholder approval, an amendment (the “Amendment”) to the Dreyer’s Grand Ice Cream, Inc. Stock Option Plan (1993) (the “Plan”) increasing the number of shares reserved for issuance thereunder by 848,425 shares on the date of each annual meeting of stockholders, beginning in 2001 and ending with the 2005 annual meeting, for a total increase over the five-year period of 4,242,125 shares.

     The Plan, approved by the Company’s stockholders on May 11, 1994, and amended on both May 1, 1996 and May 12, 1999, presently permits the grant of options to purchase up to 6,400,000 shares of the Company’s Common Stock.

     The Plan is intended to (i) provide a vehicle under which stock option awards (“awards”) may be granted to employees and directors of the Company and its subsidiaries who are in a position to promote the sound performance of the Company and its subsidiaries, and (ii) to further align the interests of management with the stockholders of the Company.

     Currently, pursuant to the Plan, the Company may grant options to purchase up to 6,400,000 shares of the Company’s Common Stock (which number is subject to adjustment in the event of stock dividends, stock splits and other similar events). If, at any time during the term of the Plan, an option granted under the Plan expires or terminates for any reason without having been exercised in full, the unpurchased shares shall become available for grant to other employees. The shares of Common Stock available under the Plan may be authorized and unissued shares or treasury shares. The Board of Directors, by resolution, may terminate, amend or revise the Plan at any time, provided however that the Board may not amend the terms of the Plan more frequently than permitted under Rule 16b-3 in regard to provisions that affect members of the Board of Directors who are not employees of the Company. Rights and obligations under any option granted before any amendment of the Plan may not be materially altered or impaired adversely by such amendment, except with consent of the person to whom the option was granted.

     The Compensation Committee of the Board of Directors is the Administrator of the Plan. Subject to the terms and conditions of the Plan, the Administrator has the authority to: (i) interpret and determine all questions of policy and expediency pertaining to the Plan; (ii) adopt such rules, regulations, agreements and instruments as it deems necessary for the Plan’s proper administration; (iii) select the key employees to receive awards; (iv) determine the form and terms of awards; (v) determine the number of shares subject to awards; (vi) determine whether awards will be granted singly, in combination, in tandem, in replacement of, or as alternatives to other grants under the Plan or any other incentive or compensation plan of the Company, a subsidiary or an acquired business unit; (vii) grant waivers of the Plan or award conditions; (viii) accelerate the vesting of awards; (ix) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any award or any award notice; and (x) take any and all other actions it deems necessary or advisable for the proper administration of the Plan.

     The Administrator may also adopt such amendments, procedures, regulations and subplans as it deems necessary to enable key employees and members of the Board of Directors who are foreign nationals or are employed outside the United States to receive stock option awards under the Plan.

     Under the Plan, key employees may be granted options intended to be incentive stock options under Section 422 of the Internal Revenue Code (the “Code”) or non-qualified stock options or both. Additionally, key employees may, in the Administrator’s discretion, also receive “Reload Options” (as described below). Reload Options shall be in such form and contain such terms as the Administrator deems appropriate under the Plan. Options granted under the Plan are non-transferable except by will or the laws of descent and distribution.

     While the terms of options granted to key employees need not be identical, each option is subject to the following terms: (i) the exercise price is the price set by the Administrator but may not be less than 100 percent of the fair market value of the Company’s Common Stock on the date of the grant; (ii) the exercise price may be paid in cash (including check, bank draft, wire transfer or money order), or all or part of the purchase price may be paid by delivery of the Company’s Common Stock already owned by the participant for at least six months and valued at its fair market value, or any combination of the foregoing methods of payment; (iii) an option is treated as exercised on the later of (x) the date that proper notice of exercise accompanied by the aggregate exercise price is received by the Company, or (y) such exercise date as may be specified in such proper notice when accompanied by such aggregate exercise price; (iv) the term of an option may not be greater than 10 years from the date of the grant; (v) neither a person to whom an option is granted nor such person’s legal representative, heir, legatee or distributee shall be deemed to be the holder of, or have any of the rights of a holder with respect to, any shares subject to such option unless and until the option has been exercised.

     The following special terms apply to grants of incentive stock options under the Plan: (i) no incentive stock option may be granted after the 10th anniversary of the date the Plan was adopted by the Board of Directors; (ii) the price under each incentive stock option may not be less than 100 percent of the fair market value of the shares of the Company’s Common Stock on the date of grant provided that the price under each incentive stock option granted to any employee who directly or indirectly owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company must be at least 110 percent of the fair market value of the Company’s Common Stock on the grant date (and such option may not be exercisable after the expiration of five years from the date of the grant); (iii) no incentive stock option shall be granted to a person in such person’s capacity as a key employee of a subsidiary if the Company has less than a 50 percent ownership interest in such subsidiary; and (iv) incentive stock options shall contain such other terms as may be necessary to qualify the options granted therein as incentive stock options pursuant to Section 422 of the Code, or any successor statute.

     Concurrently with the award of options to a participant, the Administrator may authorize reload options (“Reload Options”) granted at fair market value to purchase for cash or shares a number of shares of the Common Stock. The number of Reload Options will equal: (i) the number of shares of Common Stock used to exercise the underlying options plus (ii) the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying option, including shares withheld from those that would otherwise be issuable to the optionee pursuant to exercise of the subject option. The grant of a Reload Option will become effective upon the exercise of the underlying options or Reload Options through the use of shares of Common Stock held by the optionee for at least six months. Notwithstanding the fact that the underlying option may be an incentive stock option, a Reload Option will not be intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code. Each Reload Option granted under the Plan is fully exercisable six months from the effective date of grant. The exercise price of a Reload Option shall equal the fair market value of the Company’s Common Stock on the date of grant of the Reload Option. The term of each Reload Option shall be equal to the remaining option term of the underlying option. No additional Reload Options shall be granted when options or Reload Options are exercised pursuant to the terms of the Plan following cessation of the optionee’s employment with the Company for any reason.

     On the date of approval of the Plan by the Company’s stockholders (the “Approval Date”), each member of the Board of Directors who was not an employee of the Company or its subsidiaries (each a “Non-Employee Director”) was awarded a non-qualified stock option for 10,000 shares of the Company’s Common Stock. After the Approval Date, any person appointed or elected a Non-Employee Director receives a non-qualified stock option for 10,000 shares of Common Stock on the date such person is so appointed or elected. On each anniversary of the Approval Date, each Non-Employee Director receives a non-qualified stock option for 3,000 shares of Common Stock. Options to Non-Employee Directors are subject to the following terms: (i) the exercise price is equal to 100 percent of the fair market value of the Company’s Common Stock on the date of the grant; (ii) the term of the options is 10 years; and (iii) the options are exercisable beginning six months after the date of the grant.

     All options granted under the Plan, in addition to vesting as described above, vest and become exercisable (i) immediately prior to a Change of Control (as defined on pages 15-16 under the caption “Employment Contracts, Employment Termination and Change of Control Arrangements”), and (ii) immediately upon the death or retirement of an optionee.

     As a condition to receiving or exercising an option granted under the Plan, a participant must pay the Company the amount of all applicable federal, state, local and foreign taxes required by law to be paid or withheld relating to receipt or exercise of the option. An optionee may satisfy such withholding requirements in whole or in part by directing the Company to withhold shares from those that would otherwise be issuable to the participant or by otherwise tendering other shares of Common Stock owned by the participant. The withheld shares and other tendered shares will be valued at the fair market value as of the date that the tax withholding obligation arises.

     Subject to the Change of Control provisions in the Plan, no stock option granted pursuant to the Plan may be exercisable for at least six months after the date of grant. No one participant may receive in the aggregate options granting him more than 50 percent of the aggregate number of shares issuable upon exercise of options granted under the Plan.

     The following is a general summary as of the date of this Proxy Statement of the United States federal income tax consequences associated with participation in the Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. All participants have been and are encouraged to seek advice of a qualified tax advisor regarding the tax consequences of participation in the Plan.

     A participant who receives a non-qualified option under the Plan will not recognize any taxable income upon the grant of such option. In general, upon exercise of a non-qualified option a participant will be treated as having received ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. The ordinary income recognized with respect to the transfer of shares upon exercise of a non-qualified option under the Plan will be subject to both wage withholding and employment taxes.

     A participant’s tax basis in the shares received on exercise of a non-qualified option will be equal to the amount of any cash paid on exercise, plus the amount of ordinary income recognized as a result of the receipt of such shares. The holding period for such shares would begin just after the transfer of such shares to the participant. Subject to the satisfaction of certain conditions, a deduction for federal income tax purposes will be allowed to the Company in an amount equal to the income recognized by the participant, as a result of the receipt of such shares.

     If a participant exercises a non-qualified option by delivering other shares, the participant will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the participant’s tax basis. The participant, however, will be taxed as described above with respect to the exercise of the non-qualified option as if he had paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction. Provided he receives a separate identifiable stock certificate upon exercise, the participant’s tax basis in that number of shares received on such exercise, which is equal to the number of shares surrendered on such exercise, will be equal to his tax basis in the shares surrendered and his holding period for such number of shares received will include the holding period for the shares surrendered. The participant’s tax basis and holding period for the additional shares received on exercise of a non-qualified option paid for, in whole or in part, with shares will be the same as if the participant had exercised the option solely for cash.

     Under the Code, no taxable income is recognized by an employee at the time an incentive stock option is granted and no taxable income is recognized at the time such an option is exercised. However, the difference between the option price and the fair market value of the shares on the date of exercise constitutes an item of tax preference subject to the alternative minimum tax under Section 55 of the Code. If the employee does not make a disposition of the purchased shares within the two-year period measured from the date of option grant nor within the one-year period measured from the date of issuance of the shares upon exercise to the participant, any profit or loss recognized upon disposition will be capital gain or loss. If the employee disposes of the purchased shares within either the two-year or one-year period mentioned above (a “disqualifying disposition”), then the employee will, in general, recognize compensation income in the year of disposition equal to the amount by which the fair market value of the shares on the date the option was exercised exceeded the exercise price or, in the case of a sale or exchange in which a loss would otherwise be recognized, the lower of the amount by which the fair market value of the shares on the date the option was exercised or the fair market value of the shares on the date of sale exceeded the exercise price. Any additional gain or loss recognized upon the disposition will be capital gain or loss. So long as the employee does not make a disqualifying disposition, no compensation deduction or other deduction may be taken by the Company. To the extent that the employee must recognize compensation income due to a disqualifying disposition, the Company will be entitled to a corresponding compensation deduction. In the case of an employee who is subject to Section 16(b) of the Securities and Exchange Act of 1934, the amount of income realized by the optionee upon a disqualifying disposition and the amount of the corresponding deduction allowable to the Company is measured by the fair market value of the stock at the time of the expiration of the period, not to exceed six months, during which a sale of the stock by the optionee could subject the optionee to liability under Section 16(b).

     On March 23, 2001, the aggregate market value of the shares of the Company’s Common Stock which are subject to options under the Plan (including options granted on February 14, 2001 subject to stockholder approval of the Amendment to the Plan) was $148,422,127. The closing price of the Company’s Common Stock on the NASDAQ National Market System on March 23, 2001 was $25.63 per share. As of March 23, 2001, options to purchase 93,307 shares of the Company’s Common Stock were available for grant under the Plan (including those shares available due to lapses or cancellations of previously issued options). Approximately 27 executive-level employees of the Company, seven Non-Employee Directors and other key staff members are eligible to participate in the Plan.

     The following table sets out, as to the Named Executive Officers and the various other indicated individuals and groups, (a) the number of shares of Common Stock subject to options granted under the Plan since the effective date of the Plan through March 23, 2001 (excluding any options which have lapsed or have been cancelled), including those shares subject to options which were granted on February 14, 2001 subject to stockholder approval of the Amendment to the Plan and (b) the weighted average exercise price per share.

Options to Purchase Shares Received Since Inception Under Dreyer’s Grand Ice Cream, Inc. Stock Option Plan (1993)

Name and Position	Number of Options Received(1)(2)	Weighted Average Exercise Price($)
T. Gary Rogers, Chairman of the Board and
Chief Executive Officer(3)	891,350	15.09
William F. Cronk, III, President(3)	891,350	15.09
William R. Oldenburg, Vice President - Operations(4)	324,750	14.83
Thomas M. Delaplane, Vice President - Sales(4)	323,150	14.83
J. Tyler Johnston, Vice President - Marketing(4)	259,660	16.01
Jan L. Booth, Director and nominee for Director	22,000	17.92
John W. Larson, Director and nominee for Director	28,000	16.09
Jack O. Peiffer, Director and nominee for Director	28,000	16.09
All current executive officers as a group(5)	3,125,332	16.60
All current directors who are not executive officers
as a group	169,000	17.49
All employees, including all current officers who are
not executive officers, as a group	3,229,141	17.70

(1)	The total number of options received includes non-qualified options granted in 1994, which certain of the listed Named Executive Officers elected to receive pursuant to the Income Swap Plan (described in the Compensation Committee Report on Executive Compensation on pages 16-18 herein). In this regard, Messrs. Rogers and Cronk each received an option to purchase 38,800 shares of the Company’s Common Stock, Mr. Oldenburg received an option to purchase 17,400 shares of the Company’s Common Stock and Mr. Delaplane received an option to purchase 16,800 shares of the Company’s Common Stock.

(2)	The total number of options received includes non-qualified options granted in 1996, which each of the listed Named Executive Officers elected to receive pursuant to the Income Swap Plan (described in the Compensation Committee Report on Executive Compensation on pages 16-18 herein). In this regard, Messrs. Rogers and Cronk each received an option to purchase 28,000 shares of the Company’s Common Stock, Mr. Oldenburg received an option to purchase 15,000 shares of the Company’s Common Stock, Mr. Delaplane received an option to purchase 14,000 shares of the Company’s Common Stock and Mr. Johnston received an option to purchase 11,400 shares of the Company’s Common Stock.

(3)	The total number of options received includes an option to purchase 83,210 shares of the Company’s Common Stock subject to stockholder approval of the Amendment to the Plan.

(4)	The total number of options received includes an option to purchase 28,190 shares of the Company’s Common Stock subject to stockholder approval of the Amendment to the Plan.

(5)	The total number of options received by this group includes in the aggregate options to purchase 279,180 shares of the Company’s Common Stock subject to stockholder approval of the Amendment to the Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S STOCK OPTION PLAN (1993).

Ratification of Selection of Independent Public Accountants

     PricewaterhouseCoopers LLP has been appointed to be the Company’s independent public accountants for the fiscal year ending December 29, 2001, and were the independent public accountants for the Company during the fiscal year ended December 30, 2000.

     The appointment of independent public accountants is made annually by the Board of Directors and is subsequently submitted by them to the stockholders for approval. The decision of the Board of Directors is, in turn, based upon the recommendation of the Audit Committee of the Board of Directors. In making its recommendations, the Audit Committee reviews both the audit scope and estimated audit fees for the coming year. In addition, the Audit Committee reviews the types of professional services provided by PricewaterhouseCoopers LLP to determine whether the rendering of such services would impair the independence of PricewaterhouseCoopers LLP. Should stockholder approval not be obtained, the Board of Directors will consider it a directive to select and retain other independent public accountants.

     A representative or representatives of PricewaterhouseCoopers LLP will be present at the stockholders’ meeting and will be afforded an opportunity to make a statement if they so desire and will be available to respond to questions raised orally at the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 2001 FISCAL YEAR AND THEREAFTER UNTIL A SUCCESSOR IS APPOINTED.

VOTING INFORMATION

General Voting Information

     A stockholder may, with respect to the election of directors (i) vote for the election of all the director nominees named herein, or (ii) withhold authority to vote for the director nominees or (iii) vote for the election of any of such director nominee(s) and against any of the other director nominee(s) by so indicating on the proxy. Withholding authority to vote for a director nominee will not prevent such director nominee from being elected. A stockholder may, with respect to each other matter specified in the notice of the meeting (i) vote “FOR” the matter, (ii) vote “AGAINST” the matter or (iii) “ABSTAIN” from voting on the matter. Shares will be voted as instructed in the accompanying proxy on each matter submitted to stockholders. If there are no instructions from the stockholder on an executed proxy, the proxy will be voted as recommended by the Board of Directors.

     Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Abstentions are counted in tabulations of votes cast on proposals presented to stockholders. While not counted as votes for or against a proposal, abstentions have the same effect as votes against a proposal. Broker non-votes will be considered as shares not entitled to vote and will therefore not be considered in the tabulation of the votes. Approval of each matter specified in the Annual Meeting notice requires the affirmative vote of either a majority or a plurality of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote on such matter, including the shares of Common Stock into which the outstanding shares of Series A Convertible Preferred Stock are convertible on the record date for the meeting.

Votes Required For Approval

     Election of Directors: Plurality of the votes of the shares of Common Stock present in person or by proxy and entitled to vote at the meeting, including the shares of Common Stock into which the outstanding shares of Series A Convertible Preferred Stock are convertible on the record date for the meeting.

     Approval of the amendment to the Company’s Stock Option Plan (1993): Majority of the shares of Common Stock present in person or by proxy and entitled to vote at the meeting, including the shares of Common Stock into which the outstanding shares of Series A Convertible Preferred Stock are convertible on the record date for the meeting.

     Approval of PricewaterhouseCoopers LLP as independent public accountants: Majority of the shares of Common Stock present in person or by proxy and entitled to vote at the meeting, including the shares of Common Stock into which the outstanding shares of Series A Convertible Preferred Stock are convertible on the record date for the meeting.

Voting Via The Internet Or By Telephone

Shares Registered Directly in the Name of the Stockholder

     Stockholders with shares registered directly with the Company’s transfer agent, may vote telephonically by calling 1-800-690-6903 or you may vote via the Internet at the following address on the World Wide Web:

     www.proxyvote.com

and follow the instructions on your screen.

Shares Registered in the Name of a Brokerage Firm or Bank

     A number of brokerage firms and banks are participating in a program provided through ADP Investor Communication Services that offer telephone and Internet voting options. If your shares are held in account at a brokerage firm or bank participating in the ADP program, you may vote those shares telephonically by calling the telephone number referenced on your voting form or you may vote via the Internet at the following address on the World Wide Web:

     www.proxyvote.com

and follow the instructions on your screen.

PROPOSALS OF STOCKHOLDERS

     The 2002 Annual Meeting of Stockholders will be held on or about May 8, 2002. The Securities and Exchange Commission has adopted regulations that govern the inclusion of stockholder proposals in the Company’s annual proxy materials. Stockholder proposals for inclusion in the Company’s proxy statement and form of proxy relating to the Company’s 2002 Annual Meeting of Stockholders must be received by the Company by December 10, 2001. If the Company is not notified of a stockholder proposal by February 23, 2002, then the Board of Directors’ proxies will have discretionary authority to vote on such stockholder proposal, even though such proposal is not discussed in the proxy statement. In order to curtail any controversy as to the date on which a proposal was received by the Company, it is suggested that proposals be submitted by Certified Mail, Return Receipt Requested, and be addressed to the Secretary of Dreyer’s Grand Ice Cream, Inc., 5929 College Avenue, Oakland, California 94618.

OTHER MATTERS

     The Company knows of no other business to be presented at the meeting. If other matters do properly come before the meeting, it is intended that the proxy holders will vote on them in accordance with their best judgment.

By Order of the Board of Directors, EDMUND R. MANWELL Secretary

Oakland, California April 9, 2001 26

Appendix A – Audit Committee Charter

CHARTER OF THE AUDIT COMMITTEE OF
THE DREYER’S GRAND ICE CREAM, INC. BOARD OF DIRECTORS

     The Audit Committee shall be comprised of at least three directors, each of whom shall not be an officer or employee of the Company or its subsidiaries, shall not have any relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and shall otherwise satisfy the applicable membership requirements under the rules of the National Association of Securities Dealers, Inc. as such requirements are interpreted by the Board of Directors in its business judgment.

     The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles, policies, internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out proper audits and reviews, including reviews of the Company’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, is not the duty or responsibility of the Audit Committee or its members to conduct any type of auditing or accounting review or procedure, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that it receives information from and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

     The independent accountants for the Company are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (or to nominate the independent accountants to be proposed for shareholder approval in the proxy statement).

     The Audit Committee shall have the following powers and duties:

1.	Holding such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Audit Committee or at the request of the independent accountants;

2.	Reviewing the performance of the independent accountants and making recommendations to the Board of Directors regarding the appointment or termination of the independent accountants;

3.	Ensuring that the independent accountants deliver annually a statement as to their independence (it being understood that the independent accountants are responsible for the accuracy and completeness of this statement), discussing with the independent accountants any relationships or services that may impact their objectivity or independence, and making appropriate recommendations to the Board of Directors as required in response to the statement and responses of the independent accountants;

4.	Conferring with the independent accountants and management concerning the scope of the independent accountants’ examinations of the books and records of the Company and its subsidiaries; reviewing and approving the independent accountants’ annual engagement letter; directing the attention of the independent accountants to specific matters or areas deemed by the Committee to be of special significance; and authorizing the accountants to perform supplemental reviews or audits as the Committee may deem desirable;

27

5.	Reviewing with management and independent accountants significant risks and exposures, complex or unusual transactions, audit activities, and audit findings;

6.	Reviewing the range and cost of audit and non-audit services performed by the independent accountants;

7.	Reviewing the Company’s audited financial statements, including accompanying reports and analyses, and the independent accountants’ opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application therein;

8.	Reviewing the adequacy of the Company’s systems of internal control;

9.	Obtaining from the independent accountants their recommendations regarding internal control and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries, and reviewing the correction of controls deemed to be deficient;

10.	Providing an independent, direct communication between the Board of Directors, financial management of the Company, and the independent accountants;

11.	Reporting through its Chairman to the Board of Directors following meetings of the Audit Committee;

12.	Maintaining minutes or other records of meetings and activities of the Audit Committee;

13.	Reviewing the powers and duties of the Committee annually and reporting and making recommendations to the Board of Directors on these responsibilities;

14.	Conducting or authorizing investigations into any matters within the Audit Committee’s scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel, accountants, or others to assist in the conduct of any investigation; and

15.	Considering such other matters in relation to the financial statements and accounts, the internal controls, and the external audit of the Company, as the Audit Committee may in its discretion determine to be advisable.

28

SUPPLEMENTAL APPENDIX

DREYER’S GRAND ICE CREAM, INC.

STOCK OPTION PLAN (1993)
(as amended)*

1. Purpose

     The purpose of the Plan is to provide a vehicle under which a variety of stock option awards may be granted to employees and directors of the Company and its Subsidiaries to further the profits and prosperity of the Company and its Subsidiaries.

2. Definitions

A.	“Award” means any form of stock option granted under the Plan.

B.	“Award Notice” means any written notice from the Company to a Participant or agreement between the Company and a Participant that establishes the terms applicable to an Award.

C.	“Board of Directors” means the Board of Directors of the Company.

D.	“Code” means the Internal Revenue Code of 1986, as amended.

E.	“Committee” means the Compensation Committee of the Board of Directors, or such other committee designated by the Board of Directors, which is authorized to administer the Plan under Section 3 hereof. The Committee, and any separate committee to which it delegates any of its authority and duties under the Plan, shall each have membership composition which enable the Plan to qualify under Rule 16b-3 with regard to Awards to persons who are subject to Section 16 of the Exchange Act.

F.	“Common Stock” means common stock of the Company.

G.	“Company” means Dreyer’s Grand Ice Cream, Inc., a Delaware corporation.

H.	“Director” means a member of the Board of Directors.

I.	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

J.	“Fair Market Value” means, as of a specified date, the mean of the high and the low sales price of one share of Common Stock on the over-the-counter market or the closing price on the principal stock exchange where the Company’s stock prices are officially quoted, or if not traded on that date, then on the date last traded. If for any reason the Company’s stock ceases to be traded on the over-the-counter market or listed on a stock exchange, the Committee shall establish the method for determining the Fair Market Value of the Common Stock.

* Also reflects adjustments for October 30, 1997 2-for-1 Stock Split. 1

K.	“Key Employee” means any employee of the Company or a Subsidiary responsible for the management of the business of the Company (or a Subsidiary) who is in a position to make substantial contributions to the sound performance of the Company (or a Subsidiary). The term “Key Employee” shall include officers as well as other employees devoting full time to the Company (or a Subsidiary) and shall include Directors who are also active officers or employees of the Company (or a Subsidiary).

L.	“Non-Employee Director” means a Director who is not an employee of the Company or a Subsidiary.

M.	“Participant” means any individual to whom an Award is granted under the Plan.

N.	“Plan” means this Plan, which shall be known as the Dreyer’s Grand Ice Cream, Inc. Stock Option Plan (1993).

O.	“Rule 16b-3” means Rule 16b-3 issued under the Exchange Act or any successor rule.

P.	“Subsidiary” means a corporation or other business entity (i) of which the Company directly or indirectly has an ownership interest of 50% or more, or (ii) of which it has a right to elect or appoint 50% or more of the board of directors or other governing body.

3. Administration

A.	The Plan shall be administered by the Committee. Subject to the terms and conditions of this Plan, the Committee shall have the authority to:

(i)	interpret and determine all questions of policy and expediency pertaining to the Plan;

(ii)	adopt such rules, regulations, agreements and instruments as it deems necessary for the Plan’s proper administration;

(iii)	select Key Employees to receive Awards;

(iv)	determine the form and terms of Awards;

(v)	determine the number of shares subject to Awards;

2

(vi)	determine whether Awards will be granted singly, in combination, in tandem, in replacement of, or as alternatives to other grants under the Plan or any other incentive or compensation plan of the Company, a Subsidiary or an acquired business unit;

(vii)	grant waivers of Plan or Award conditions;

(viii)	accelerate the vesting of Awards;

(ix)	correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award Notice; and

(x)	take any and all other actions it deems necessary or advisable for the proper administration of the Plan.

B.	The interpretation and construction of any provision of the Plan by the Committee shall be final, conclusive and binding on all parties, including the Company, its Subsidiaries and stockholders, and the Participants, their estates, executors, administrators, heirs and assigns. No member of the Committee shall be liable for any action or determination made by him in good faith.

C.	The Committee may adopt such Plan amendments, procedures, regulations, subplans and the like as it deems are necessary to enable Key Employees and Directors who are foreign nationals or employed outside the United States to receive Awards.

D.	The Committee may delegate its authority to grant and administer Awards to a separate committee; however, only the Committee may grant and administer Awards with respect to persons who are subject to Section 16 of the Exchange Act.

4. Eligibility

A.	Any Key Employee is eligible to become a Participant in the Plan.

B.	Non-Employee Directors shall receive Awards in accordance with Section 7.

5. Stock Subject to the Plan

A.	The aggregate number of shares of Common Stock which may be delivered on exercise of options under this Plan shall not exceed six million four hundred thousand (6,400,000) shares, subject to adjustment as provided hereinafter; provided, however, that the aggregate amount of shares of Common Stock which may be delivered upon exercise of options under this Plan shall increase, effective on the date of each annual meeting of stockholders, beginning 2001 and ending with the annual meeting in 2005, by 848,425 shares. If, at any time during the term of this Plan, an option granted under this Plan shall have expired or terminated for any reason without having been exercised in full, the unpurchased shares shall become available for option to other employees. **

** Section 5.A was amended by the Board of Directors on November 3, 2000, subject to approval by the stockholders at the May 9, 2001 Annual Meeting of Stockholders. 3

B.	In the event that (i) the number of outstanding shares of Common Stock shall be changed by reason of split-ups, combinations or reclassifications of shares or otherwise, (ii) any share dividends are distributed to the holders of Common Stock or (iii) the Common Stock is converted into or exchanged for other shares as a result of any merger, consolidation or recapitalization then, in any such case, the number of shares for which options may thereafter be granted under this Plan, both in the aggregate and as to any individual, and the number of shares then subject to options theretofore granted under this Plan and the price per share payable upon exercise of such options shall be appropriately adjusted by the Committee so as to reflect such change.

C.	The shares of Common Stock available under the Plan may be authorized and unissued shares or treasury shares.

6. Term

     This Plan shall be effective and operative, subject to approval of the stockholders of the Company within twelve months after its adoption by the Board of Directors, from the date that the Plan is approved by the Board of Directors and shall remain in effect until terminated by the Board of Directors.

7. Awards to Non-Employee Directors

     Non-Employee Directors shall receive awards in accordance with the following terms:

A.	On the day of adoption of this Plan by the Company’s stockholders (the “Approval Date”), each Non-Employee Director shall receive a non-qualified option for 10,000 shares of Common Stock.

B.	After the Approval Date, any person who is appointed or elected a Non-Employee Director shall receive a non-qualified stock option for 10,000 shares of Common Stock on the date such person is so appointed or elected.

C.	On each anniversary of the Approval Date each Non-Employee Director shall receive a non-qualified stock option for 3,000 shares of Common Stock.

D.	Options to Non-Employee Directors shall be subject to the following terms: (i) the exercise price shall be equal to 100% of the Fair Market Value of the Common Stock on the date of the grant, payable in accordance with all the alternatives stated in Section 8.B (ii); (ii) the term of the options shall be 10 years; (iii) the options shall be exercisable beginning 6 months after the date of the grant; and (iv) the options shall be subject to Section 10.

4

8. Stock Options

A.	Awards shall be granted in the form of stock options. Stock options may be incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options (i.e., stock options which are not incentive stock options).

B.	Subject to Section 8.C relating to incentive stock options, options shall be in such form and contain such terms as the Committee deems appropriate. While the terms of options need not be identical, each option shall be subject to the following terms:

(i)	The exercise price shall be the price set by the Committee but may not be less than 100% of the Fair Market Value of the Common Stock on the date of the grant.

(ii)	The exercise price shall be paid in cash (including check, bank draft, or money order), or all or part of the purchase price may be paid by delivery of the optionee’s delivery of Common Stock, already owned by the Participant for at least six (6) months and valued at its Fair Market Value, or any combination of the foregoing methods of payment.

(iii)	An option shall be treated as exercised on the later of (i) the date that proper notice of exercise accompanied by the aggregate exercise price is received by the Company, or (ii) such exercise date as may be specified in such proper notice when accompanied by such aggregate exercise price.

(iv)	The term of an option may not be greater than 10 years from the date of the grant.

(v)	Neither a person to whom an option is granted nor his legal representative, heir, legatee or distributee shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until he has exercised his option.

C.	The following special terms shall apply to grants of incentive stock options:

(i)	No incentive stock option shall be granted after the tenth (10th) anniversary of the date the Plan is adopted by the Board of Directors.

(ii)	Subject to Section 8.C. (iii), the exercise price under each incentive stock option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of the grant.

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(iii)	No incentive stock option shall be granted to any employee who directly or indirectly owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price is at least 110% of the Fair Market Value of the Common Stock on the date of the grant and such option is not exercisable after the expiration of 5 years from the date of the grant.

(iv)	No incentive stock option shall be granted to a person in his capacity as a Key Employee of a Subsidiary if the Company has less than a 50% ownership interest in such Subsidiary.

(v)	Incentive stock options shall contain such other terms as may be necessary to qualify the options granted therein as incentive stock options pursuant to Section 422 of the Code, or any successor statute.

9. Reload Options

A.	Concurrently with the award of options to any Participant, the Committee may authorize reload options (“Reload Options”) to purchase for cash or shares a number of shares of the Common Stock. The number of Reload Options shall equal:

(i)	the number of shares of Common Stock used to exercise the underlying options; and

(ii)	the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying option, including shares withheld from those that would otherwise be issuable to the optionee pursuant to exercise of the subject option. The grant of a Reload Option will become effective upon the exercise of the underlying options or Reload Options through the use of shares of Common Stock held by the optionee for at least six (6) months.

B.	Notwithstanding the fact that the underlying option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

C.	Each Award Notice shall state whether the Committee has authorized Reload Options with respect to the underlying options. Upon the exercise of an underlying option or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Award Notice.

D.	The option price per share of Common Stock deliverable upon the exercise of a Reload Option shall be the Fair Market Value of a share of Common Stock on the date the grant of the Reload Option becomes effective.

E.	Each Reload Option is fully exercisable six (6) months from the effective date of grant. The term of each Reload Option shall be equal to the remaining option term of the underlying option.

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F.	No additional Reload Options shall be granted when options or Reload Options are exercised pursuant to the terms of this Plan following cessation of the optionee’s employment with the Company for any reason.

10. Exercise of Stock Option Upon Termination of Employment or Services

A.	Options granted under Section 7 shall be exercisable upon the Participant’s termination of service within the following periods only. Subject to Section 17, stock options to other Participants may permit the exercise of options upon the Participant’s termination of employment within the following periods, or such shorter periods as determined by the Committee at the time of grant:

(i)	if on account of death, within 24 months of such event by the person or persons to whom the Participant’s rights pass by will or the laws of descent or distribution.

(ii)	if on account of disability (as defined in Section 22(e)(3) of the Code or any successor statute), non-qualified stock options may be exercised within 24 months of such termination and incentive stock options within 12 months.

(iii)	if on account of retirement (as defined from time to time by Company policy), non-qualified stock options may be exercised within 24 months of such termination and incentive stock options with 3 months.

(iv)	if for any reason other than death, disability or retirement (as defined from time to time by Company policy), options may be exercised within 3 months of such termination.

B.	An unexercised option shall be exercisable only to the extent that such option was exercisable on the date the Participant’s employment or service terminated. However, terms relating to the exercisability of options may be amended by the Committee before or after such termination, except in respect to options granted under Section 7.

C.	In no case may an unexercised option be exercised to any extent by anyone after expiration of its term.

11. Acceleration of Vesting of Options

A.	In the event of a Change in Control (as defined below), death of an optionee or retirement of an optionee (as defined from time to time by Company policy), all options which have not yet vested shall vest, mature and become exercisable in whole or in part immediately prior to the event constituting the Change of Control, or immediately upon the death or retirement of such optionee.

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B.	A Change of Control for these purposes shall be defined as, (i) the acquisition by any person of beneficial ownership of forty percent (40%) or more of the combined voting power of the Company’s outstanding securities immediately after such acquisition (which forty percent (40%) shall be calculated after including the dilutive effect of the conversion or exchange of any outstanding securities of the Company convertible into or exchangeable for voting securities), or (ii) a change in the composition of majority membership of the Board of Directors over any two-year period beginning with the date of adoption of this Plan by the Board of Directors, or (iii) a change in ownership of the Company such that the Company becomes subject to the delisting of its Common Stock from the NASDAQ National Market System, or (iv) the approval by the Board of Directors of the sale of all or substantially all of the assets of the Company, or (v) the approval by the Board of Directors of any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (i), (ii) or (iii) above. Notwithstanding anything to the contrary in this Section 11.B, acquisitions by any person (or any group of which such a person is a member) who is as of the date of adoption of this Plan by the Board of Directors, a member of the Board of Directors, of beneficial ownership of forty percent (40%) or more of the combined voting power of the Company’s outstanding securities immediately after such acquisition (calculation of such forty percent (40%) being made as described above), shall not be deemed a Change of Control for purposes of this Plan.

12. Nonassignability

     The rights of a Participant under the Plan shall not be assignable by such Participant, by operation of law or otherwise, except by will or the laws of descent and distribution. During the lifetime of the person to whom a stock option is granted, he or she alone may exercise it.

13. Payment of Withholding Taxes

A.	As a condition to receiving or exercising an Award, as the case may be, the Participant shall pay to the Company the amount of all applicable federal, state, local and foreign taxes required by law to be paid or withheld relating to receipt or exercise of the Award.

B.	An optionee may satisfy such withholding requirements in whole or in part by directing the Company to withhold shares from those that would otherwise be issuable to the Participant or by otherwise tendering other shares of Common Stock owned by the Participant. The withheld shares and other tendered shares will be valued at the Fair Market Value as of the date that the tax withholding obligation arises.

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14. Amendments

     The Board of Directors may amend the Plan at any time and from time to time, provided however that the Board shall not amend the terms of the Plan more frequently than permitted under Rule 16b-3 in regard to provisions that affect persons receiving Awards under Section 7. Rights and obligations under any Award granted before amendment of the Plan shall not be materially altered or impaired adversely by such amendment, except with consent of the person to whom the Award was granted.

15. Regulatory Approvals and Listings

     Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates of Common Stock under the Plan prior to (A) obtaining approval from any governmental agency which the Company determines is necessary or advisable, (B) admission of such shares to listing on the stock exchange on which the Common Stock may be listed and (C) completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body which the Company determines to be necessary or advisable.

16. No Right to Continued Employment or Grants

     Participation in the Plan shall not give any Key Employee any right to remain in the employ of the Company or any Subsidiary. Further, the adoption of this Plan shall not be deemed to give any Key Employee or other individual the right to be selected as a Participant or to be granted an Award.

17.  Special Provision Pertaining to Persons Subject to Section 16

     Notwithstanding any other term of this Plan, the following shall apply to persons subject to Section 16 of the Exchange Act, except in the case of death or disability:

A.	No stock option granted pursuant to the Plan may be exercisable for at least 6 months after the date of grant.

18.  Limitations on Awards Under the Plan

     No one Participant shall receive in the aggregate Awards granting him more than fifty percent (50%) of the aggregate number of shares which may be delivered on exercise of options under the Plan.

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If you have any inquiries about the Company or your stockholder account, please write to:

William C. Collett
Treasurer
Dreyer’s Grand Ice Cream, Inc.
5929 College Avenue
Oakland, California 94618

printed on recycled paper

PROXY

DREYER’S GRAND ICE CREAM, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2001
ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints T. Gary Rogers, William F. Cronk, III and Edmund R. Manwell, or any of them, each with power of substitution and revocation, as the proxy or proxies of the undersigned to represent the undersigned and vote all shares of Common Stock, $1.00 par value, of DREYER’S GRAND ICE CREAM, INC., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of DREYER’S GRAND ICE CREAM, INC., to be held at the Claremont Resort & Spa, Ashby and Domingo Avenues, Oakland, California 94623 on Wednesday, May 9, 2001, at 2:00 p.m. and at any postponements or adjournments thereof, upon the matters stated on the reverse.

The 2001 Annual Meeting of Stockholders may be held as scheduled only if a majority of the shares outstanding are represented at the meeting by attendance or proxy. Accordingly, please complete this proxy and return it promptly in the enclosed envelope.

(Continued, and to be signed, on reverse side.)

C/O PROXY SERVICES
P.O. BOX 9142
FARMINGDALE, NY 11735

VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL —
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Dreyer’s Grand Ice Cream, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED.

DREYER’S GRAND ICE CREAM, INC.

Vote On Directors		For all	Withhold All	For All Except

1.	The election of three Class I directors Nominees:
	1) Jan L. Booth 2) John W. Larson 3) Jack O. Peiffer	[ ]	[ ]	[ ]

To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s number on the line below.

Vote On Proposals		For	Against	Abstain

2.	The approval of the amendment to the Company’s Stock Option Plan (1993) to increase the number of shares reserved for issuance thereunder by 848,425 shares on the date of each annual meeting of stockholders, beginning in 2001 and ending with the 2005 annual meeting.	[ ]	[ ]	[ ]

3.	The approval of PricewaterhouseCoopers LLP as the Company's independent public accountants for fiscal year 2001.	[ ]	[ ]	[ ]

4.	With discretionary authority on such other matters as may properly come before the meeting.

THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES MADE. WHEN NO CHOICE IS MADE, THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2 AND PROPOSAL 3.

Please date and sign exactly as your name(s) appears on your shares. If signing for estates, trusts, or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

———————————————————— Signature [PLEASE SIGN WITHIN BOX] Date	———————————————————— Signature (Joint Owners) Date